UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2011

SAGA ENERGY, INC. (Exact name of registrant as specified in its chapter)

Florida (State or other jurisdiction of incorporation	000-52692 (Commission File Number)	65-0921319 (IRS Employer Identification No.)

1509 East Chapman Ave, Orange, CA (Address of principal executive offices)	92866 (Zip Code)

(714) 532-1500

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This document contains forward-looking statements.  In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing.  We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us.  Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities.  You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” or “intends” or the negative of these or similar terms.  In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the our direction; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business.  These and other factors may cause our actual results to differ materially from any forward-looking statement.  Forward-looking statements are only predictions.  The forward-looking events discussed in this document and other statements made from time to time by us or our representatives may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us.  We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

Section 1—Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 2.01 is incorporated herein by reference.

On October 10, 2011, we entered into a Non-Exclusive Financial Advisory and Investment Banking Services Agreement (the “FA Agreement”) with Mundial Financial Group, LLC, a California limited liability company (“Mundial”), under which we issued a non-refundable fee of 25,000 shares of our common stock to Mundial as partial consideration for Mundial’s financial consulting services.  Under the terms of the FA Agreement, as amended by us and Mundial on October 27, 2011, we agree to pay Mundial (i) a 10% commission on the total equity gross amount funded to us by investors introduced by Mundial under the FA Agreement; (ii) a 2% commission of the total equity gross amount funded to us by our officers or directors; and (iii) a 4% commission of the total equity gross amount funded to us by investors introduced by us, our officers or our directors, upon the consummation of any transaction contemplated under the FA Agreement.

On November 8, 2011, we entered into a Stock Purchase Agreement with Blue Sky Energy & Power, Inc., a Delaware corporation (“Blue Sky Energy”), our majority stockholder, pursuant to which we sold 600,000 shares (the “Shares”) of our common stock, no par value, to Blue Sky Energy for a purchase price of $300,000 ($0.50/share).  The purchase price was paid by the conversion of promissory notes owed by the Company to Blue Sky Energy.

Blue Sky Energy is a wholly-owned subsidiary of Blue Sky International Holdings, Inc., an Alberta, Canada corporation (“Blue Sky International”), which is wholly owned by Danyal Chaudhary Foundation, a California non-profit corporation (the Foundation”).  Ilyas Chaudhary, our President; Aamna Virk, our Secretary; and Faisal Chaudhary, the son of Ilyas Chaudhary and brother of Aamna Virk, hold the following positions in Blue Sky Energy, Blue Sky International, and the Foundation:

•	Ilyas Chaudhary is President; Aamna Virk is Secretary; Faisal Chaudhary is Vice President; and Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary are all of the directors of Blue Sky Energy;
•	Faisal Chaudhary is President; Aamna Virk is Vice President and Secretary; and Aamna Virk and Faisal Chaudhary are all of the directors of Blue Sky International; and
•
Ilyas Chaudhary is the Executive Director; Faisal Chaudhary is the Treasurer; and Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary are three of the seven members of the Board of Trustees of the Foundation.

We relied on the exemption from registration relating to offerings that do not involve any public offering pursuant to Section 4(2) under the Securities Exchange Act of 1934 (the “Exchange Act”) and/or Rule 506 of Regulation D promulgated pursuant thereto.  We believe that Blue Sky Energy is an “accredited investors” under Rule 501 under Regulation D of the Exchange Act and had adequate access to information about us.

Section 2—Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 8, 2011, we entered into and closed on a Bill of Sale for the purchase of a Cardwell A150 Pulling Unit (Year: 1985, Model: DC9364B) located in Creek County, Oklahoma (the “Workover Rig”) for the purchase price of $50,000 from Ricardo Hsu, an individual residing in California.

FORM 10 DISCLOSURES

Except as noted, we have previously reported the following information required on Form 10 on the following filings:

Form 10 Item		Company Filing

Item 1.	Business	Information below.

Item 2.	Financial Information	Information below.

Item 3.	Properties	Current Report on Form 8-K filed on August 19, 2011.

Form 10 Item		Company Filing

Item 4.	Security Ownership of Certain Beneficial Owners and Management	Information below.

Item 5.	Directors and Executive Officers	Current Report on Form 8-K filed on August 19, 2011.

Item 6.	Executive Compensation	Annual Report on Form 10-K filed on March 31, 2011; Current Report on Form 8-K filed on August 19, 2011.

Item 7.	Certain Relationships and Related Transactions, and Director Independence	Annual Report on Form 10-K filed on March 31, 2011; Annual Report on Form 10-K filed on April 14, 2010; Annual Report on Form 10-K filed on April 14, 2009; and further information below.

Item 8.	Legal Proceedings	Annual Report on Form 10-K filed on March 31, 2011.

Item 9.	Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters	Information below.

Item 10.	Recent Sales of Unregistered Securities
Annual Report on Form 10-K filed on March 31, 2011; Annual Report on Form 10-K filed on April 14, 2010; Annual Report on Form 10-K filed on April 14, 2009; see Item 1.01 Entry into a Material Definitive Agreement above.

Item 11.	Description of Registrant’s Securities to be Registered	Amendment No. 4 to Registration Statement on Form SB-2/A filed October 3, 2007; and further information below.

Item 12.	Indemnification of Directors and Officers	Amendment No. 4 to Registration Statement on Form SB-2/A filed October 3, 2007.

Item 13.	Financial Statements and Supplementary Data	Annual Report on Form 10-K filed on March 31, 2011; Quarterly Reports on Form 10-Q filed on May 16, 2011 and August 15, 2011.

Item 14.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	Annual Report on Form 10-K filed on March 31, 2011.

Item 15.	Financial Statements and Exhibits	Annual Report on Form 10-K filed on March 31, 2011.

In addition to the previously reported disclosures above, the following information is being disclosed as if we were filing a general form for registration of securities on Form 10:

Item 1.  Business

We were incorporated on May 11, 1999 in the state of Florida to be the sole importer and distributor of Don Marcos® coffee.  As of August 15, 2011, we are no longer an importer or distributor of Don Marcos® coffee.  We intend to develop energy resources throughout the world, placing an emphasis on (i) petroleum in the United States and Indonesia; and (ii) leasing of service rigs.

As previously reported on our Current Report on Form 8-K filed on September 27, 2011, we have entered into an agreement to purchase an 80% undivided interest in the East Aceh Offshore – Langsa (EAO Langsa) Technical Assistance Contract, dated May 15, 1997 (the “Langsa Contract), together with the corresponding interest in related equipment, contracts and other property and rights (collectively, the “Assets”) in exchange for (i) $3,500,000 in cash; (ii) the issuance to Blue Sky Langsa of a 17.5% net profit interest allowing Blue Sky Langsa to retain 17.5% of the net profit to be distributed to us under the Langsa Contract; and (iii) assumption of liabilities relating to the Assets.  We are currently in the process of conducting due diligence in advance of requesting an audit of the Assets.

If we complete the acquisition of the Assets, we may be required to plug and abandon wells in cases where wells we purchase or develop are located on concession lands to be returned to the government of Indonesia.  The Langsa Contract terminates on August 15, 2017.  The Langsa Contract may also be terminated at any time if the contract area is proven non-commercial for development or for continual production in the judgment of entities owned and formed by the government of the Republic of Indonesia and Blue Sky Langsa.  We have no assurance that the contract area will not be proven non-commercial for development or for continual production.

The acquisition or development of any oil field property will generally include an obligation to plug and abandon wells, and may require that we retain insurance for environmental matters regarding any wells we purchase or develop.

In addition, we have opened a division focused on leasing service rigs in the Tulsa, Oklahoma area, beginning with the acquisition of the Workover Rig.  The Workover Rig is not currently in operating condition, and we do not have our own crew to operate the rigs.  Once the Workover Rig is refurbished, we intend to lease the Workover Rig to oil field operators in the state of Oklahoma.  We plan to acquire as many as four additional rigs if we are able generate sufficient operating income from leasing the Workover Rig.  Leasing of the Workover Rig, and any additional rigs acquired, will be concentrated in the Tulsa, Oklahoma region.

We expect to face significant competition from other firms leasing rigs, including competitors that have been in the rig leasing business existed longer than we have and may have a more established market presence with substantially greater financial, marketing, personnel and other resources than we have.

We currently have five part-time employees.  None of our employees are represented by a labor union.  We have not experienced any work stoppage and consider our employee relations to be good.

Item 2.  Financial Information

Prior to the acquisition of the Workover Rig, we were a shell company as defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934.  Prior to this, we were engaged in the business of importing and distributing Don Marcos® coffee.  As of August 15, 2011, we experienced a change in control in which owners of an aggregate of 32,100,000 shares of our common stock (five people) sold in a private transaction 32,075,000 of the shares held by them to a group of six purchasers for a total sales price of $286,000.  In connection with this change in control, we experienced a complete change in our officers and directors and focused our activities to developing energy resources throughout the world, placing an emphasis on (i) petroleum in the United States and Indonesia; and (ii) leasing of service rigs.

Status of Purchase of 80% Undivided Interest in the Assets

As discussed above, we have not closed on the acquisition of the 80% undivided interest in the Assets, and have not otherwise pursued any petroleum assets in Indonesia.  Upon completion of due diligence on the Assets, we intend to raise the required $3,500,000 through a private placement, although we are not obligated to raise the $3,500,000 in that manner and are not required to close upon the purchase of the Assets if we are unable to raise the $3,500,000.

Status of Our Service Rig Leasing Business

As discussed above, we have closed on the purchase of the Workover Rig.  Because the Workover Rig is not currently in operating condition, and we do not have our own crew or repair facilities or employees, we have entered into an oral agreement for repairing and refurbishing the Workover Rig for $30,000 with Jovian Petroleum Corporation (“JPC”), a Delaware corporation that operates oil leases in Texas and Oklahoma.  Mr. Faisal Chaudhary is a member of the board of directors and management of JPC, and owns over 10% of shares of JPC and is: (i) the son of Ilyas Chaudhary, our President, Chief Executive Officer and one of our directors; (ii) the brother of Aamna Virk, our Secretary; and (iii) a beneficial owner of over 10% of our shares of our common stock as set forth under “Item 4.  Security Ownership of Certain Beneficial Owners and Management.”

Our management has obtained quotes for the repair of service rigs in the same condition as the Workover Rig and current rental rates of similar rigs without crew, and has determined that the price negotiated with JPC for repair of the Workover Rig matches the current market rate for such repairs.

We intend to lease the Workover Rig to the highest bidder for daily rental.  Our management has determined that the current competitive day rate for a single rig similar to the Workover Rig is $230 per hour for a 12-hour day, assuming we also provide a three-person crew to operate the rig (i.e., $2,760 per day, or $55,000 per month for a 20-day month).  We currently have no crew employed to operate the rig.  JPC is expected to bid to lease the Workover Rig for approximately $1,400 per day without a crew, for a minimum 30 calendar day rental, which our management believes to be the fair market value for rental of a rig without a crew for a minimum 30 calendar day rental.

We anticipate a time lag of about 30-60 calendar days from the acquisition of the Workover Rig to the generation of revenues, and are allocating an additional $25,000 for working capital to cover personnel, fuel and other costs associated with the refurbishment of the Workover Rig, along with $15,000 for miscellaneous other contingencies.

Item 4.  Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of November 10, 2011, certain information with respect to our equity securities owned of record or beneficially by (i) each of our named executive officers and directors; (ii) each person who owns beneficially more than 5% of each class of our outstanding equity securities; and (iii) all directors and officers as a group.  All calculations are based on 48,925,000 shares of common stock outstanding as of November 10, 2011.

Name of Beneficial Owner	Number of Shares of Common Stock		Percent of Class
Ilyas Chaudhary, Chief Executive Officer, President and Director	28,665,625	(1)	58.6%
Dading T. Soetarso, Chief Financial Officer	801,875		1.6%
Aamna Virk	29,467,500	(2)	60.2%
George Djuhari	-0-		0%
Boedi Tjahjono	-0-		0%
All directors and officers as a group (5 people)	30,269,375		61.9%
Blue Sky Energy and Power, Inc.	28,665,625		58.6%
Faisal Chaudhary	29,467,500	(2)	60.2%

______________________________

(1)	Represents shares held in the name of Blue Sky Energy, over which Ilyas Chaudhary shares voting power and control with Aamna Virk and Faisal Chaudhary (see (2)).
(2)
Includes 28,665,625 shares held in the name of Blue Sky Energy, over which Aamna Virk and Faisal Chaudhary share voting control and power with Ilyas Chaudhary as trustees of the Foundation.  Blue Sky Energy is wholly-owned by Blue Sky International, which is wholly-owned by the Foundation.

Item 7.  Certain Relationships and Related Transactions, and Director Independence

The information set forth in Item 1.01 is incorporated herein by reference.

The information set forth in Item 1.01 to our Current Report on Form 8-K filed September 27, 2011 is incorporated herein by reference.

The information set forth in Item 2.01 to this Report is incorporated herein by reference.

We apply the definition of “independent director” provided under the listing rules of The NASDAQ Stock Market LLC (“NASDAQ”).  Under NASDAQ rules, the Board has considered all relevant facts and circumstances regarding its directors and has affirmatively determined that all of the directors serving on the Board are independent of us under NASDAQ rules, with the exception of Ilyas Chaudhary, who is also our Chief Executive Officer and President.

Item 9.  Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market for Common Equity

Our common stock is currently quoted on the OTCQB tier of the OTC Market under the Symbol “SAGA,” and previously was quoted on the OTCQB under the Symbol “DNMO.”  The last quoted sale price of our common stock was $0.10 per share on March 28, 2008, without retail mark-up, mark-down or commissions.  We have no outstanding options or warrants for, or other securities convertible into, our common stock.

Holders

As of November 10, 2011, there were 91 shareholders holding our common stock.

Dividends

We have paid no dividends on our common stock since inception and do not anticipate or contemplate paying cash dividends in the foreseeable future.

Securities Authorized for Issuance under Equity Compensation Plans

On February 1, 2007, our shareholders adopted our Stock Option Plan (the “2007 Incentive and Nonstatutory Stock Option Plan”), with a total of 5,000,000 shares reserved for issuance as stock options.  There are no stock options outstanding under the 2007 Incentive and Nonstatutory Stock Option Plan.

Item 11.  Description of Registrant’s Securities to be Registered

As of November 10, 2011, there were 48,925,000 shares of common stock outstanding, held by 91 stockholders of record.

There are currently no options outstanding issued under Stock Option Plan adopted by shareholders on February 1, 2007.

Section 5.01—Corporate Governance and Management

Item 5.06 Change in Shell Company Status

Our management has determined that, following the purchase of the Workover Rig as set forth in Item 2.01 Completion of Acquisition or Disposition of Assets, we have ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.  Please refer to Item 2.01 of this Report for a detailed description of purchase of the Workover Rig and the business of our company.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)           Shell Company Transactions.  We have determined that no financial statements or pro forma financial information is required to be filed with this Report with regard to any transactions required to be reported in Item 2.01 of this Report.

(d)           Exhibits:

10.1	Non-Exclusive Financial Advisory and Investment Banking Services Agreement with Mundial Financial Group, LLC, as amended on October 27, 2011.
10.2	Stock Purchase Agreement with Blue Sky Energy & Power, Inc. dated November 8, 2011.
10.3	Bill of Sale with Ricardo Hsu dated November 8, 2011.
10.4	Summary Oral Repair Agreement with Jovian Petroleum Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2011

SAGA ENERGY, INC.

/s/ Ilyas Chaudhary
BY: Ilyas Chaudhary
ITS: President and Chief Executive Officer
(Principal Executive Officer)